PROSPECTUS FEBRUARY 28, 2000 (REVISED AUGUST 1, 2000)


SELECT SHORT-TERM
BOND FUND

SELECT
INTERMEDIATE
BOND FUND

SELECT BOND FUND

SELECT BALANCED
FUND

SELECT EQUITY
INCOME FUND

SELECT LARGE CAP
EQUITY FUND

SELECT LARGE CAP
GROWTH FUND

SELECT NEW
GROWTH
OPPORTUNITIES
FUND

SELECT SMALL CAP
VALUE FUND

SELECT
INTERNATIONAL
EQUITY FUND

Chase Vista
Select Funds

Niether the Securities
and Exchange Commission
nor any state securities
commission has approved
of securities of this Fund
or determined if this
prospectus is accurate or
complete. It is a crime to
state otherwise.

[CHASE LOGO
THE RIGHT RELATIONSHIP IS EVERYTHING.[RegTM] LOGO]

                                                                    PSCVS-1-800X

SELECT SHORT-TERM BOND FUND                  1

SELECT INTERMEDIATE BOND FUND                8

 SELECT BOND FUND                            15

 SELECT BALANCED FUND                        22

 SELECT EQUITY INCOME FUND                   30

 SELECT LARGE CAP EQUITY FUND                36

 SELECT LARGE CAP GROWTH FUND                42

 SELECT NEW GROWTH OPPORTUNITIES FUND        48

 SELECT SMALL CAP VALUE FUND                 54

 SELECT INTERNATIONAL EQUITY FUND            60

 THE FUNDS' INVESTMENT ADVISOR               67

 HOW YOUR ACCOUNT WORKS                      70

 BUYING FUND SHARES                          71

 SELLING FUND SHARES                         71

 OTHER INFORMATION CONCERNING THE FUNDS      72

 DISTRIBUTIONS AND TAXES                     72

 WHAT THE TERMS MEAN                         74

 FINANCIAL HIGHLIGHTS OF THE FUNDS           76

 HOW TO REACH US                     Back cover

--------------------------------------------------------------------------------
CHASE VISTA SELECT SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

[BEGIN SIDE BAR]

The Fund's
objective

The Fund seeks a
high level of income
consistent with
preservation of
capital.

[END SIDE BAR]


The Fund's main
investment strategy

Under normal market conditions, the Fund will invest at least 65% of its total assets in bonds which have a maturity of three years or less. The Fund's dollar-weighted average maturity will not exceed three years.

Substantially all of the Fund's investments will be investment grade, which means a rating of Baa or higher by Moody's Investors Service, Inc. BBB or higher, by Standard & Poor's Corporation, or the equivalent by another national rating organization. They may also include unrated securities of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

CHASE VISTA SELECT SHORT-TERM BOND FUND

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]


[BEGIN SIDE BAR]

FREQUENCY OF TRADING
The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.

[END SIDE BAR]

CHASE VISTA SELECT SHORT-TERM BOND FUND

The Fund's main investment risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Select Short-Term Bond Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.


[BEGIN SIDE BAR]

Investments in the Fund are not
bank deposits or obligations of,
or guaranteed or endorsed by,
The Chase Manhattan Bank or
any of its affiliates and are not
insured or guaranteed by the
Federal Deposit Insurance Corporation,
the Federal Reserve Board
or any other government agency.

[END SIDE BAR]

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign issuers may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.[logo]

CHASE VISTA SELECT SHORT-TERM BOND FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman 1-3 year Government Bond Index, a widely recognized market benchmark, and the Lipper Short-Term Investment Grade Debt Funds Average, representing the average performance of a universe of actively managed short-term investment debt funds.
On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.
The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]


YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.


[BAR CHART PLOT POINTS]

------------------------
1990              8.81%
1991             12.47%
1992              6.73%
1993              6.86%
1994   -0.66%
1995              9.39%
1996              2.88%
1997              6.58%
1998              5.99%
1999              3.30%
------------------------

The total return for the fund from January 1, 2000 to June 30, 2000 was 1.89%


-----------------------------------
  BEST QUARTER               3.92%
-----------------------------------
                 4th quarter, 1991

-----------------------------------
  WORST QUARTER             -0.67%
-----------------------------------
                 4th quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
 SHARES                               3.30%         5.60%          6.17%
--------------------------------------------------------------------------------
 LEHMAN 1-3 YEAR GOV'T BOND INDEX     3.15%         6.55%          6.64%
--------------------------------------------------------------------------------
 LIPPER SHORT-TERM INV. GRADE DEBT
 FUNDS AVG.                           2.81%         5.95%          6.36%
--------------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                             TOTAL ANNUAL
   MANAGEMENT   DISTRIBUTION   OTHER         FUND OPERATING
   FEE          (12B-1) FEES   EXPENSES      EXPENSES
-----------------------------------------------------------
   0.25%        NONE           0.88%#        1.13%#
-----------------------------------------------------------

*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.12%, other expenses are expected to be 0.63% and the total annual fund operating expenses are expected not to exceed 0.75%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------
    $ 115   $ 359     $ 622     $1,375
----------------------------------------

The costs above are based on pre-waiver Annual Fund Operating Expenses.

--------------------------------------------------------------------------------
CHASE VISTA SELECT INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

[BEGIN SIDE BAR]

The Fund's
objective

The Fund seeks as
high a high level of
income as possible as
is consistent with
reasonable risk.

[END SIDE BAR]


The Fund's main
investment strategy

Under normal market conditions, the Fund will invest at least 65% of its total assets in a broad range of investment-- grade debt securities. These include debt securities issued by the U.S. Government and its agencies and authorities, investment-grade corporate bonds and other fixed income securities.

The Fund's dollar weighted average maturity is between three and 10 years.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations

CHASE VISTA SELECT INTERMEDIATE BOND FUND


and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securi- ties and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]


[BEGIN SIDE BAR]

FREQUENCY OF TRADING
The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.

[END SIDE BAR]

The Fund's main investment risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Select Intermediate Bond Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.


[BEGIN SIDE BAR]

Investments in the Fund are not
bank deposits or obligations of,
or guaranteed or endorsed by,
The Chase Manhattan Bank or
any of its affiliates and are not
insured or guaranteed by the
Federal Deposit Insurance Corpo-
ration, the Federal Reserve Board
or any other government agency.

[END SIDE BAR]

CHASE VISTA SELECT INTERMEDIATE BOND FUND

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign issuers may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.
The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.
Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.
Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.
Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.
Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.
If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.[logo]

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Intermediate Government/Corporate Bond Index, a widely recognized market benchmark, and the Lipper Intermediate Investment Grade Debt Funds Average, representing the average performance of a universe of actively managed intermediate investment grade debt funds.
On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.
The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]


YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

[BAR CHART PLOT POINTS]

---------------------------
1990              7.56%
1991             16.06%
1992              6.38%
1993             10.41%
1994   -5.37%
1995             18.39%
1996              1.92%
1997              7.93%
1998              7.22%
1999   -0.32%
---------------------------

[END PLOT POINTS]

The total return for the fund from January 1, 2000 to June 30, 2000 was 2.40%


---------------------------------------
  BEST QUARTER                    6.32%
---------------------------------------
                     2nd quarter, 1995

---------------------------------------
  WORST QUARTER                  -3.78%
---------------------------------------
                     1st quarter, 1994

CHASE VISTA SELECT INTERMEDIATE BOND FUND

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999

                                    PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
 SHARES                             -0.32%         6.83%          6.80%
--------------------------------------------------------------------------------
 LEHMAN INTERMEDIATE GOV'T/CORP.
 BOND INDEX                          0.39%         7.10%          7.26%
--------------------------------------------------------------------------------
 LIPPER INTERMEDIATE INV. GRADE
 DEBT FUNDS AVG.                    -1.31%         6.79%          7.09%
--------------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                             TOTAL ANNUAL
   MANAGEMENT   DISTRIBUTION   OTHER         FUND OPERATING
   FEE          (12B-1) FEES   EXPENSES      EXPENSES
-----------------------------------------------------------
   0.30%        NONE           0.46%#        0.76%#
-----------------------------------------------------------

*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The actual other expenses are expected to be 0.45% and the total annual Fund operating expenses are expected not to exceed 0.75%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL SHARES YOUR COSTS WOULD BE:

   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------
     $ 78   $ 243     $ 422     $ 942
----------------------------------------

The costs above are based on pre-waiver Annual Fund Operating Expenses.

--------------------------------------------------------------------------------
CHASE VISTA SELECT BOND FUND
--------------------------------------------------------------------------------

[BEGIN SIDE BAR]

The Fund's
objective

The Fund seeks to
provide as high a
level of income as is
consistent with
reasonable risk.

[END SIDE BAR]

The Fund's main
investment strategy

The Fund invests mainly in investment grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc., Standard & Poor's Corporation, or Fitch Investor's Service Inc. or in securities that are unrated but of comparable quality.

The Fund may also invest in debt securities rated Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.

The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread the Fund's investments across a variety of sectors

CHASE VISTA SELECT BOND FUND

to maximize diversification and liquidity. The advisers also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.


There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]


[BEGIN SIDE BAR]

FREQUENCY OF TRADING
The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.

[END SIDE BAR]

CHASE VISTA SELECT BOND FUND

The Fund's main investment risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Select Bond Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.


[BEGIN SIDE BAR]

Investments in the Fund are not
bank deposits or obligations of,
or guaranteed or endorsed by,
The Chase Manhattan Bank or
any of its affiliates and are not
insured or guaranteed by the
Federal Deposit Insurance Corporation,
the Federal Reserve Board
or any other government agency.

[END SIDE BAR]

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.
Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.
Investments in foreign issuers may be riskier than investments in the United States. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.
The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.
Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.
Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.
Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.
Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.
If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.[logo]

CHASE VISTA SELECT BOND FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Corporate Debt A-Rated Funds Average, representing the average performance of a universe of actively managed corporate debt A-rated or better funds.
On January 1, 1997, the Fund received the assets of three common trust funds which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.
The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]


YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

[BAR CHART PLOT POINTS]

----------------------------
1990                7.53%
1991               15.53%
1992                6.46%
1993               11.40%
1994   -3.83%
1995               18.51%
1996                3.20%
1997                8.81%
1998                7.94%
1999   -1.05%
----------------------------

[END PLOT POINTS]

The total return for the fund from January 1, 2000 to June 30, 2000 was 2.46%


--------------------------------------
  BEST QUARTER                   6.07%
--------------------------------------
                     3rd quarter, 1991

--------------------------------------
  WORST QUARTER                 -2.76%
--------------------------------------
                     1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999

                                        PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------------------------------
 SHARES                                 -1.05%         7.28%          7.25%
----------------------------------------------------------------------------------
 LEHMAN AGGREGATE BOND INDEX            -0.82%         7.73%          7.70%
----------------------------------------------------------------------------------
 LIPPER CORP. DEBT A-RATED FUNDS AVG.   -2.58%         6.90%          7.30%
----------------------------------------------------------------------------------


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                             TOTAL ANNUAL
   MANAGEMENT   DISTRIBUTION   OTHER         FUND OPERATING
   FEE          (12B-1) FEES   EXPENSES      EXPENSES
-----------------------------------------------------------
   0.30%        NONE           0.45%#        0.75%#
-----------------------------------------------------------

*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------
  $77       $240      $417      $930
----------------------------------------

The costs above are based on pre-waiver Annual Fund Operating Expenses.

--------------------------------------------------------------------------------
CHASE VISTA SELECT BALANCED FUND
--------------------------------------------------------------------------------


[BEGIN SIDE BAR]

The Fund's
objective

The Fund seeks to
maximize total
return through long-
term capital growth
and earning current
income.

[END SIDE BAR]

The Fund's main
investment strategy

The Fund seeks a balance of current income and growth by using an active equity management style that focuses on strong earnings momentum and profitability within a universe of growth oriented stocks and an active fixed income management style focused primarily on domestic fixed income securities. The Fund invests in both equity and debt securities.

Under normal market conditions, the Fund invests 35% to 70% of its total assets in equity securities and at least 25% of its total assets in investment grade debt securities. Most of the Fund's equity securities are in a diverse portfolio of well known established companies with market capitalization equal to those within the universe of S&P 500 index stocks at the time of purchase and which are traded on established security markets or over the counter. Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks and securities that are convertible into common stocks, and warrants to buy common stocks.

The Fund's debt securities include non-convertible corporate debt and U.S. Government debt securities. The Fund invests in corporate debt securities that are rated Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, or the equivalent rating by another national rating organization. It may also invest in unrated securities of comparable quality. There is no restriction on the maturity of the Fund's fixed income portfolio or of any individual security in the portfolio. The average maturity, or time until debt investments come due, will vary as market conditions change.

The Fund's advisers may change the balance between equity and fixed income investments to suit market conditions.

The Fund will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

In selecting equity securities the Fund will invest primarily in companies with one or more of the following characteristics:
o A projected rate of earnings growth that's equal to or greater than the equity markets
o A return on assets and equity that is equal to or greater than the equity markets
o Above-average price/earnings ratios
o Below average dividend yield
o Above average market volatility

In determining whether to sell a stock, the adviser will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. Government Securities and other fixed income securities including mortgaged backed securities. The Fund invests in fixed income securities only if they are rated investment grade or the adviser considers them to be comparable to investment grade.

When making decisions with respect to the Fund's debt securities, the Fund's advisers consider many factors in addition to current

[BEGIN SIDE BAR]

FREQUENCY OF TRADING
The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.

[END SIDE BAR]

CHASE VISTA SELECT BALANCED FUND

yield, including preservation of capital, maturity and yield to maturity. The Fund's advisers will adjust the Fund's investment in certain types of securities based on their analysis of changing economic conditions and trends. The Fund's advisers may sell one security and buy another security of comparable quality and maturity in order to take advantage of what they believe to be short term differences in market rates or yields.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still an attractive investment opportunity.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts.

The Fund may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls", in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Select Balanced Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


[BEGIN SIDE BAR]

Investments in the Fund are not
bank deposits or obligations of,
or guaranteed or endorsed by,
The Chase Manhattan Bank or
any of its affiliates and are not
insured or guaranteed by the
Federal Deposit Insurance Corporation,
the Federal Reserve Board or
any other government agency.

[END SIDE BAR]

CHASE VISTA SELECT BALANCED FUND

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro". It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The value of the Fund's fixed income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed income investments tends to increase when prevailing interest rates fall.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-related securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend upon the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.[logo]

CHASE VISTA SELECT BALANCED FUND

Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index and the S&P 500 Index, two widely recognized market benchmarks, and the Lipper Balanced Funds Average, representing the average performance of a universe of actively managed balanced funds.
On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.
The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]


YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

[BAR CHART PLOT POINTS]

--------------------------
1990                3.51%
1991               20.56%
1992                7.73%
1993                7.01%
1994    -3.40%
1995               27.97%
1996                9.21%
1997               19.18%
1998               19.39%
1999                9.22%
--------------------------

[END PLOT POINTS]


The total return for the fund from January 1, 2000 to June 30, 2000 was 1.83%


---------------------------------------
  BEST QUARTER                   11.90%
---------------------------------------
                      4th quarter, 1998

---------------------------------------
  WORST QUARTER                  -5.32%
---------------------------------------
                      3rd quarter, 1990

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999

                               PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------
 SHARES                         9.22%         16.77%         11.67%
--------------------------------------------------------------------------
 LEHMAN AGGREGATE BOND INDEX   -0.82%          7.73%          9.26%
--------------------------------------------------------------------------
 S&P 500 INDEX                 21.03%         28.54%         18.19%
--------------------------------------------------------------------------
 LIPPER BALANCED FUNDS AVG.     8.73%         16.24%         11.82%
--------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                             TOTAL ANNUAL
   MANAGEMENT   DISTRIBUTION   OTHER         FUND OPERATING
   FEE          (12B-1) FEES   EXPENSES      EXPENSES
------------------------------------------------------------
   0.50%        NONE           0.51%#        1.01%#
------------------------------------------------------------

*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The actual other expenses are expected to be 0.50% and the total annual Fund operating expenses are expected not to exceed 1.00%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o  you invest $10,000
o  you sell all your shares at the end of the period
o  your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------
   $103     $322      $558      $1,236
----------------------------------------

The costs above are based on pre-waiver Annual Fund Operating Expenses.

--------------------------------------------------------------------------------
CHASE VISTA SELECT EQUITY INCOME FUND
--------------------------------------------------------------------------------

[BEGIN SIDE BAR]

The Fund's
objective

The Fund seeks to
obtain income
primarily by
investing in
income-producing
equity securities.

[END SIDE BAR]

The Fund's main
investment strategy

Under normal market conditions, the Fund invests at least 65% of its total assets in dividend-paying equity securities. Equity securities include common stocks, preferred stocks and securities that are convertible into common stocks.

The Fund seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above average dividend yield and consistent dividend record. The Fund also emphasizes securities of companies with below average market volatility and price/earnings ratios or market capitalization of more than $500 million. The Fund combines growth and value style investing.

In determining whether to sell a stock, the adviser will use the same type of analysis that they use in buying stocks in order to determine whether the stock still is an attractive investment opportunity.

The Fund's equity investments may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Fund may invest up to 20% of its total assets in foreign securities.

The Fund may under normal market conditions invest up to 35% of its total assets in investment grade debt securities, high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. Investment grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]


[BEGIN SIDE BAR]

FREQUENCY OF TRADING
The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.

[END SIDE BAR]

CHASE VISTA SELECT EQUITY INCOME FUND

The Fund's main investment risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Select Equity Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if the companies in which it invests do not pay dividends or if the companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

[BEGIN SIDE BAR]

Investments in the Fund are not
bank deposits or obligations of,
or guaranteed or endorsed by,
The Chase Manhattan Bank or
any of its affiliates and are not
insured or guaranteed by the
Federal Deposit Insurance Corporation,
the Federal Reserve Board
or any other government agency.

[END SIDE BAR]

The market value of the Fund's convertible securities and fixed income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The value of REITs will depend upon the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.[logo]

CHASE VISTA SELECT EQUITY INCOME FUND

Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Average, representing the average performance of a universe of actively managed equity income funds.
On January 1, 1997, the Fund received the assets of two common trust funds which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.
The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]


YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

[BAR CHART PLOT POINTS]

-------------------------
1990   -4.06%
1991             27.49%
1992             14.10%
1993             13.31%
1994   -3.60%
1995             32.61%
1996             22.48%
1997             31.27%
1998             11.88%
1999              2.55%
-------------------------

[END PLOT POINTS]

The total return for the fund from January 1, 2000 to June 30, 2000 was 2.64%


--------------------------------------
  BEST QUARTER                   16.85%
--------------------------------------
                     4th quarter, 1998

--------------------------------------
  WORST QUARTER                -13.30%
--------------------------------------
                     3rd quarter, 1990

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999

                                   PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------
 SHARES                             2.55%         19.58%         14.06%
------------------------------------------------------------------------------
 S&P 500 INDEX                     21.03%         28.54%         18.19%
------------------------------------------------------------------------------
 LIPPER EQUITY INCOME FUNDS AVG.    3.34%         17.27%         12.30%
------------------------------------------------------------------------------


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                             TOTAL ANNUAL
   MANAGEMENT   DISTRIBUTION   OTHER         FUND OPERATING
   FEE          (12B-1) FEES   EXPENSES      EXPENSES
-----------------------------------------------------------
   0.40%        NONE           0.44%#        0.84%#
-----------------------------------------------------------

*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------
   $86      $268      $466      $1,037
----------------------------------------

The costs above are based on pre-waiver Annual Fund Operating Expenses.[logo]

--------------------------------------------------------------------------------
CHASE VISTA SELECT LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

[BEGIN SIDE BAR]

The Fund's
objective

The Fund seeks
capital growth over
the long term.

[END SIDE BAR]


The Fund's main
investment strategy

Under normal conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of companies with market capitalization over $4 billion at the time of purchase (large cap companies). Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

The Fund seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Fund may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these investments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]


[BEGIN SIDE BAR]

FREQUENCY OF TRADING
The Fund may trade securities
actively, which could increase
transaction costs, thus lowering
performance, and increase your
taxable dividends.

[END SIDE BAR]

CHASE VISTA SELECT LARGE CAP EQUITY FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Select Large Cap Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience growth do not grow as expected.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro". It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.[logo]


[BEGIN SIDE BAR]

Investments in the Fund are
not bank deposits or obligations
of, or guaranteed or endorsed
by, The Chase Manhattan Bank
or any of its affiliates and are
not insured or guaranteed by
the Federal Deposit Insurance
Corporation, the Federal Reserve
Board or any other government
agency.

[END SIDE BAR]

CHASE VISTA SELECT LARGE CAP EQUITY FUND

Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of Fund's shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large Cap Core Average, representing the average performance of a universe of actively managed large cap core funds.

On January 1, 1997, the Fund received the assets of two common trust funds which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]



YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

[BAR CHART PLOT POINTS]


-------------------------
1990   -1.15%
1991             30.60%
1992              4.60%
1993              7.88%
1994   -1.44%
1995             29.09%
1996             19.87%
1997             34.53%
1998             23.16%
1999             17.29%
-------------------------

[END PLOT POINTS]


The total return for the fund from January 1, 2000 to June 30, 2000 was 0.73%


--------------------------------------
  BEST QUARTER                  20.11%
--------------------------------------
                     4th quarter, 1998

--------------------------------------
  WORST QUARTER                -12.21%
--------------------------------------
                     3rd quarter, 1990

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999

                              PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------
 SHARES                       17.29%         24.62%         15.74%
-------------------------------------------------------------------------
 S&P 500 INDEX                21.03%         28.54%         18.19%
-------------------------------------------------------------------------
 LIPPER LARGE CAP CORE AVG.   22.31%         25.53%         16.66%
-------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                             TOTAL ANNUAL
   MANAGEMENT   DISTRIBUTION   OTHER         FUND OPERATING
   FEE          (12B-1) FEES   EXPENSES      EXPENSES
-----------------------------------------------------------
   0.40%        NONE           0.51%#        0.91%#
-----------------------------------------------------------

*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------
   $93      $290      $504      $1,120
----------------------------------------

The costs above are based on pre-waiver Annual Fund Operating Expenses.[logo]

--------------------------------------------------------------------------------
CHASE VISTA SELECT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

[BEGIN SIDE BAR]

The Fund's
objective

The Fund's objective
is long-term capital
growth.

[END SIDE BAR]


The Fund's main
investment strategy

Under normal market conditions, at least 80% of the Fund's total assets will be invested in equity securities (shares) of companies and at least 65% will be invested in established companies with a market capitalization over $1 billion at the time of purchase (large cap companies). Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund's advisers will try to identify high-quality large and medium-size companies with strong balance sheets, above-average historical earnings growth, favorable earnings prospects, seasoned management and leadership positions in their industries. The Fund will sell a stock if the advisers feel that the issuer no longer meets the growth criteria listed above or if they believe that more attractive opportunities are available.

Up to 20% of the total assets may be invested in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]


[BEGIN SIDE BAR]

FREQUENCY OF TRADING
The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.

[END SIDE BAR]

CHASE VISTA SELECT LARGE CAP GROWTH FUND

The Fund's main investment risks
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Select Large Cap Growth Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of the shares will be influenced by conditions in the stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are usually denominated in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the

"euro". It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.[logo]


Investments in the Fund are not
bank deposits or obligations of,
or guaranteed or endorsed by,
The Chase Manhattan Bank or
any of its affiliates and are not
insured or guaranteed by the
Federal Deposit Insurance Corporation,
the Federal Reserve Board or
any other government agency.

CHASE VISTA SELECT LARGE CAP GROWTH FUND

Fund's past performance
This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, the S&P/Barra 500 Growth Index, which contains stocks of large U.S. companies with high price-to-book ratios relative to the S&P 500, and the Lipper Large Cap Growth Average, representing the average performance of a universe of actively managed growth funds. In the past, the Fund has compared its performance to the S&P 500 Index, but in the future, the Fund intends to compare its performance to the S&P/Barra 500 Growth Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.
On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.
The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]


YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.


[BAR CHART PLOT POINTS]

-----------------------
1990             0.50%
1991            26.17%
1992             8.15%
1993             6.93%
1994             2.47%
1995            33.18%
1996            14.45%
1997            32.87%
1998            40.85%
1999            37.33%
-----------------------

[END PLOT POINTS]


The total return for the fund from January 1, 2000 to June 30, 2000 was 0.75%


--------------------------------------
  BEST QUARTER                  25.96%
--------------------------------------
                     4th quarter, 1998

--------------------------------------
  WORST QUARTER                -13.19%
--------------------------------------
                     3rd quarter, 1990

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999

                                PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------
 SHARES                         37.33%         31.38%         19.38%
---------------------------------------------------------------------------
 S&P 500 INDEX                  21.03%         28.54%         18.19%
---------------------------------------------------------------------------
 LIPPER LARGE CAP GROWTH AVG.   38.01%         30.14%         19.36%
---------------------------------------------------------------------------
 S&P/BARRA 500 GROWTH INDEX     28.25%         33.61%         20.59%
---------------------------------------------------------------------------


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                             TOTAL ANNUAL
   MANAGEMENT   DISTRIBUTION   OTHER         FUND OPERATING
   FEE          (12B-1) FEES   EXPENSES      EXPENSES
-----------------------------------------------------------
   0.40%        NONE           0.45%#        0.85%#
-----------------------------------------------------------

*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The actual other expenses are expected to be 0.25% and the total annual Fund operating expenses are expected not to exceed 0.65%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------
   $87      $271      $471      $1,049
----------------------------------------

The costs above are based on pre-waiver Annual Fund Operating Expenses.

--------------------------------------------------------------------------------
CHASE VISTA SELECT NEW GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------


[BEGIN SIDE BAR]

The Fund's
objective

The Fund's objective
is long-term capital
growth.

[END SIDE BAR]


The Fund's main
investment strategy

Under normal market conditions, at least 80% of the Fund's total assets will be invested in equity securities (shares) of companies and at least 65% will be invested in shares of small and medium-size companies. This refers to companies with a market capitalization of $1 billion to $10 billion at the time of purchase.

The Fund's advisers use an active equity management style focused on investing in mid-sized companies with strong earnings prospects that are increasing their market share. The Fund emphasized companies with strong revenue gains, positive earnings trends, value added or niche products, dependable product or services and/or superior earnings per share compared to other mid-sized companies.

In determining whether to sell a stock, the adviser will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

Up to 20% of the total assets may be invested in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may include real estate investment trusts

[BEGIN SIDE BAR]

FREQUENCY OF TRADING
The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.

[END SIDE BAR]


(REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]

CHASE VISTA SELECT NEW GROWTH OPPORTUNITIES FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Select New Growth Opportunities Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if the securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Because the assets in this Fund are invested mostly in small to mid-size companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing

[BEGIN SIDE BAR]

Investments in the Fund are not
bank deposits or obligations of,
or guaranteed or endorsed by,
The Chase Manhattan Bank or
any of its affiliates and are not
insured or guaranteed by the
Federal Deposit Insurance Corporation,
the Federal Reserve Board or
any other government agency.

[END SIDE BAR]
settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro". It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.[logo]

CHASE VISTA SELECT NEW GROWTH OPPORTUNITIES FUND

Fund's past performance
This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and ten years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark, the S&P Mid Cap Growth Funds Index which consists of 400 domestic stocks chosen for marketing liquidity and industry group representation, the Lipper Mid-Cap Growth Funds Average, representing the average performance of a universe of actively managed mid-cap funds. In the past, the Fund has compared its performance to the Russell 2000 Index, but in the future, the Fund intends to compare its performance to the S&P Mid Cap 400 Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]


YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

[BAR CHART PLOT POINTS]

--------------------------------
1990    -9.61%
1991              49.64%
1992               9.33%
1993              21.77%
1994    -1.89%
1995              24.68%
1996               7.41%
1997              15.01%
1998              16.23%
1999              25.06%
--------------------------------

[END PLOT POINTS]


The total return for the fund from January 1, 2000 to June 30, 2000 was 6.68%


--------------------------------------
  BEST QUARTER                  22.51%
--------------------------------------
                     4th quarter, 1998

--------------------------------------
  WORST QUARTER                -19.48%
--------------------------------------
                     3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999

                                    PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------
 SHARES                             25.06%         17.48%         14.73%
-------------------------------------------------------------------------------
 RUSSELL 2000 INDEX                 21.26%         16.69%         13.04%
-------------------------------------------------------------------------------
 LIPPER MID-CAP GROWTH FUNDS AVG.   72.56%         27.19%         18.33%
-------------------------------------------------------------------------------
 S&P MID CAP 400 INDEX              14.72%         23.05%         17.32%
-------------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                             TOTAL ANNUAL
   MANAGEMENT   DISTRIBUTION   OTHER         FUND OPERATING
   FEE          (12B-1) FEES   EXPENSES      EXPENSES
-----------------------------------------------------------
   0.65%        NONE           0.54%#        1.19%#
-----------------------------------------------------------

*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.15%, other expenses are expected to be 0.25% and the total annual Fund operating expenses are expected not to exceed 0.40%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------
   $121     $378      $654      $1,443
----------------------------------------

The costs above are based on pre-waiver Annual Fund Operating Expenses.

--------------------------------------------------------------------------------
CHASE VISTA SELECT SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

The Fund's main
investment strategy

Under normal market conditions, the Fund invests at least 80% of its total assets in securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalization equal to those within a universe of S&P Small Cap 600 Index stocks. Market capitalization is the total market value of a company's shares.

The Fund's investment adviser uses an active equity management style focused on companies with above market average price/earnings ratios and price/book ratios, below average dividend yield and above average market volatility. The Fund will focus on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The advisers use a disciplined stock selection process, which focuses on identifying attractively valued companies with positive business fundamentals. The Fund combines growth and value investing.

In determining whether to sell a stock, the adviser will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

Up to 20% of the total assets may be invested in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.

The Fund's equity holdings may include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]


[BEGIN SIDE BAR]

FREQUENCY OF TRADING
The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.

[END SIDE BAR]

CHASE VISTA SELECT SMALL CAP VALUE FUND

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Select Small Cap Value Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if the securities, which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards.

Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro". It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.


The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.[logo]


[BEGIN SIDE BAR]

Investments in the Fund are not
bank deposits or obligations of, or
guaranteed or endorsed by, The
Chase Manhattan Bank or any of
its affiliates and are not insured or
guaranteed by the Federal Deposit
Insurance Corporation, the Federal
Reserve Board or any other government
agency.

[END SIDE BAR]

CHASE VISTA SELECT SMALL CAP VALUE FUND

Fund's past performance
This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and ten years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark, S&P Small Cap 600 Index which includes 600 stocks of small U.S. companies and the Lipper Small Cap Value Funds Average, representing the average performance of a universe of actively managed small cap value funds. In the past, the Fund has compared its performance to the Russell 2000 Index, but in the future, the Fund intends to compare its performance to the S&P Small Cap 600 Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.
On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.
The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]


YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.

[BAR CHART PLOT POINTS]

--------------------------------
1990    -9.71%
1991              35.93%
1992              34.08%
1993              22.38%
1994    -1.73%
1995              19.86%
1996              15.86%
1997              17.67%
1998               3.41%
1999    -3.55%
--------------------------------

[END PLOT POINTS]


The total return for the fund from January 1, 2000 to June 30, 2000 was 10.73%


--------------------------------------
  BEST QUARTER                  21.78%
--------------------------------------
                     1st quarter, 1991

--------------------------------------
  WORST QUARTER                -19.26%
--------------------------------------
                     3rd quarter, 1990

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999

                                     PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
 SHARES                              -3.55%         10.26%         12.42%
--------------------------------------------------------------------------------
 RUSSELL 2000 INDEX                  21.26%         16.69%         13.40%
--------------------------------------------------------------------------------
 LIPPER SMALL CAP VALUE FUNDS AVG.    6.33%         13.68%         11.58%
--------------------------------------------------------------------------------
 S&P SMALL CAP 600 INDEX             12.41%         17.05%         13.04%
--------------------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                             TOTAL ANNUAL
   MANAGEMENT   DISTRIBUTION   OTHER         FUND OPERATING
   FEE          (12B-1) FEES   EXPENSES      EXPENSES
-----------------------------------------------------------
   0.65%        NONE           0.46%#        1.11%#
-----------------------------------------------------------

*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The actual other expenses are expected to be 0.35% and the total annual Fund operating expenses are expected not to exceed 1.00%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------
   $113     $353      $612      $1,352
----------------------------------------

The costs above are based on pre-waiver Annual Fund Operating Expenses.

--------------------------------------------------------------------------------
CHASE VISTA SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


The Fund's main
investment strategy

Under normal conditions, the Fund will invest at least 65% of its total assets in a broad portfolio of equity securities of established foreign companies of various sizes, including foreign subsidiaries of U.S. companies. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks. These investments may take the form of depositary receipts.


The Fund's advisers seek to identify those countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers try to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions.


The Fund's advisers will seek to select issuers in several countries--at least three other than the U.S. However, the Fund may invest a substantial part of its assets in just one country.


The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, Netherlands, France, Switzerland, Italy and Spain), Scandinavia, Australia, Canada and other countries or areas that the advisers may select from time to time. A substantial part of the Fund's assets may be invested in companies based in Japan, the United Kingdom, and other countries that are heavily represented in an index called the Morgan Stanley Capital International, Europe, Australia and Far East Index. However, the Fund may also invest in companies or governments in developing countries.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality. No more than 25% of the Fund's net assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's net assets will be invested in

CHASE VISTA SELECT INTERNATIONAL EQUITY FUND

debt securities issued by a single foreign government or international organization, such as the World Bank.

Although the Fund intends to invest primarily in equity securities and investment grade debt securities, under normal market conditions it may invest up to 35% of its total assets in high-quality money-market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]


[BEGIN SIDE BAR]

FREQUENCY OF TRADING
The Fund may trade securities
actively, which could increase
transaction costs (and lower
performance) and increase your
taxable dividends.

[END SIDE BAR]

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Select International Equity Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests mostly in securities of issuers outside the U.S., an investment in the Fund is riskier than an investment in a U.S. equity fund.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's portfolio can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expro- priate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underly- ing issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value


[BEGIN SIDE BAR]

Investments in the Fund are
not bank deposits or obligations
of, or guaranteed or
endorsed by, The Chase
Manhattan Bank or any of
its affiliates and are not
insured or guaranteed by
the Federal Deposit Insurance
Corporation, the Federal
Reserve Board or any other
government agency.

[END SIDE BAR]

CHASE VISTA SELECT INTERNATIONAL EQUITY FUND

of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

In early 1999, the European Monetary Union implemented a new currency called the "euro". It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of the Fund's convertible securities and fixed income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.[logo]

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past one and five years and since inception. It compares that performance to the Morgan Stanley Capital International Europe, Australia and Far East Index, a widely recognized market benchmark, and the Lipper International Funds Average, representing the average performance of a universe of actively international stock funds.

On January 1, 1997, the Fund received the assets of two common trust funds which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. For more information, see the Fund's Statement of Additional Information.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]


YEAR-BY-YEAR RETURNS
Past performance does not predict how
this Fund will perform in the future.


[BAR CHART PLOT POINTS]

------------------------
1994    -4.15%
1995               9.83%
1996              10.45%
1997               5.11%
1998              13.54%
1999              39.16%
------------------------

The total return for the fund from January 1, 2000 to June 30, 2000 was -4.79%


--------------------------------------
  BEST QUARTER                  27.13%
--------------------------------------
                     4th quarter, 1999

--------------------------------------
  WORST QUARTER                -17.21%
--------------------------------------
                     3rd quarter, 1998

CHASE VISTA SELECT INTERNATIONAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999

                                                                   SINCE
                                                                   INCEPTION
                                      PAST 1 YEAR   PAST 5 YEARS   (5/31/93)
------------------------------------------------------------------------------
 SHARES                               39.16%         15.03%          11.56%
------------------------------------------------------------------------------
 MSCI EAFE INDEX                      27.30%         13.15%           9.86%
------------------------------------------------------------------------------
 LIPPER INTERNATIONAL EQUITY FUNDS
 AVG.                                 40.81%         15.05%          10.62%
------------------------------------------------------------------------------

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
None


ANNUAL FUND OPERATING EXPENSES(EXPENSES DEDUCTED FROM FUND ASSETS)*

                                             TOTAL ANNUAL
   MANAGEMENT   DISTRIBUTION   OTHER         FUND OPERATING
   FEE          (12B-1) FEES   EXPENSES      EXPENSES
-----------------------------------------------------------
   1.00%        NONE           0.58%#        1.58%#
-----------------------------------------------------------

*The table is based on expenses incurred in the most recent fiscal year. #Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.21%, other expenses are expected to be 0.29%, and the total annual Fund operating expenses are expected not to exceed 1.00%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------
    $161    $499      $860      $1,878
----------------------------------------

The costs above are based on pre-waiver Annual Fund Operating Expenses.

--------------------------------------------------------------------------------
FUNDS' INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Chase Manhattan Bank (Chase) is the investment adviser to each Fund. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation (CMC), a bank holding company. Chase provides the Funds with investment advice and supervision. Chase and its predecessors have more than a century of money management experience. Chase is located at 270 Park Avenue, New York, NY 10017.

Chase is entitled to receive a management fee at the annual rate of 0.25% of the average daily net assets of the Select Short-Term Bond Fund, 0.30% of the average daily net assets of the Select Intermediate Bond Fund and Select Bond Fund, 0.40% of the average daily net assets of the Select Equity Income Fund, Select Large Cap Equity Fund and Select Large Cap Growth Fund, 0.50% of the average daily net assets of the Select Balanced Fund, 0.65% of the average daily net assets of the Select New Growth Opportunities Fund and Select Small Cap Value Fund and 1.00% of the average daily net assets of the Select International Equity Fund.

Chase Asset Management, Inc. (CAM) is the sub-adviser to all of the Funds except the Select International Equity Fund. Chase Asset Management (London) Limited (CAM London) is the sub-adviser to the Select International Equity Fund. Both sub-advisers are wholly-owned subsidiaries of Chase and each makes the day-to-day investment decisions for its respective Funds. CAM and CAM London both provide discretionary investment services to institutional clients. CAM is located at 1211 Avenue of the Americas, New York, NY 10036.
CAM London is located at Colvile House, 32 Curzon Street, London W1Y8AL.

FUNDS' INVESTMENT ADVISER

Portfolio Managers
SELECT SHORT-TERM BOND FUND

The portfolio manager is H. Mitchell Harper, Senior Vice President and Portfolio Manager at Chase. Mr. Harper has been responsible for the Fund since October 1999. Mr. Harper has been with Chase since 1987. Previously he worked at John Alden Life Insurance Co. from 1985-1987, as Vice President, Portfolio Management. Prior to that he was Vice President, Department Head-Investments at Bank Life & Casualty.


SELECT INTERMEDIATE BOND FUND

Leonard Lovito, Vice President and Senior Portfolio Manager at Chase, has been responsible for the management of the Select Intermediate Bond Fund since July 1998. From 1984 to June 1998, Mr. Lovito was Vice President and Portfolio Manager at J.W. Seligman & Co., Inc., where he was responsible for managing a number of institutional portfolios and mutual funds. Before that, Mr. Lovito was in the Investment Department at Dime Savings Bank of New York.


SELECT BOND FUND

The portfolio managers are Andrew Russell, a Vice President and Portfolio Manager at Chase and Timothy Neumann, Head of the Taxable Core Investment Group at Chase. They have been responsible for the Fund since May 1998 and October 1999 respectively. Mr. Russell joined Chase in 1990 and has held several positions within the U.S. fixed income area, including portfolio analyst, taxable fixed-income trader and assistant trader. Mr. Russell is a member of the U.S. fixed income area's quantitative research team. Mr. Neumann has been active in the asset management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining Chase in 1997, Mr. Neumann was the portfolio manager for Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance.


              -------------------------------------------------


Henry Lartigue, Executive Vice President and Chief Investment Officer at Chase, is responsible for asset allocation and investment strategy for Chase's U.S. domestic equity portfolios. He began his career as a securities analyst at Chase in 1984. He then worked as an Equity Fund Manager until 1992. Mr. Lartigue worked as an independent registered investment advisor from July 1992 to June 1994, when he returned to Chase.


SELECT BALANCED FUND

Mr. Lartigue and Jeff Phelps, Portfolio Manager at Chase, are responsible for the equity portion of the portfolio. Mr. Harper is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Phelps has managed the equity portion of the portfolio since October 1999. Mr. Phelps joined Chase in 1997. Prior to joining Chase, he was employed by Houston Industries. Mr. Harper has managed the fixed income portion of the portfolio since October 1999.

SELECT EQUITY INCOME FUND

Robert Heintz, Director of Equity Management, Research and Trading at Chase, is responsible for management of the Fund's portfolio. He has worked at Chase since 1983 in a variety of investment management positions. Before joining Chase he worked at the Bank of New York as a Portfolio Manager. Mr. Heintz has been managing the Fund since August 1999.


SELECT LARGE CAP EQUITY FUND

Mr. Lartigue and Mr. Phelps are responsible for management of the Fund's portfolio. Both have been managing the Fund since August 1999.


SELECT LARGE CAP GROWTH FUND

Mr. Lartigue is responsible for management of the Fund's portfolio. He has been managing the Fund since August 1999.


SELECT NEW GROWTH OPPORTUNITIES FUND

Mr. Heintz and Chris Matlock, Portfolio Manager at Chase, are responsible for management of the Fund's portfolio. Mr. Matlock has worked at Chase since 1994 in numerous investment management roles. Prior to joining Chase he worked at Hollywood Marine, Inc. and KPMG Peat Marwick in an investment management and finance capacity. Both have been managing the Fund since August 1999.


SELECT SMALL CAP VALUE FUND

Mr. Heintz and Juliet Ellis, Senior Portfolio Manager at Chase, are responsible for management of the Fund's portfolio. Ms. Ellis has worked for Chase since 1987 as an analyst and portfolio manager. Before joining Chase she worked for Merrill Lynch, Pierce, Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999.


SELECT INTERNATIONAL EQUITY FUND

Michael Browne and Chee Chow are both Vice Presidents of Chase. Mr. Browne is responsible for investment management and equity research for European equities. He joined Chase in 1994. Before that, he was assistant director of European equity fund management at BZW Investment Management in London. Mr. Chow has worked at Chase since September 1992 and over this period had roles in global asset allocation, quantitative modeling and performance analytics. Mr. Browne has managed the Fund since August 1996. Mr. Chow has managed the Fund since May 2000.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

Who may buy these shares

Only qualified investors may buy shares. Qualified Fund investors are trusts, fiduciary accounts and investment management clients of Chase, other financial institutions or their affiliates. The financial institutions must have an agreement with the Funds to buy and sell shares.

Financial institutions may set other eligibility requirements, including minimum investments. They must maintain at least $5 million in an account with one or more Chase Vista Select Funds on behalf of their clients. If you are no longer a qualified investor, your financial institution may redeem your shares or allow you to keep holding your shares through a separate account. If you hold Fund shares through a separate account, you may incur additional fees. The Funds may refuse to sell Fund shares to any institution.

Buying Fund shares

Through your financial
institution
Tell Chase or your financial institution which Funds you want to buy. Your financial institution is responsible for forwarding orders in a timely manner. Your financial institution may impose different minimum investments and earlier deadlines to buy shares. The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. If the account administrator at your financial institution receives your order in proper form before the New York Stock Exchange closes regular trading (or the institution's earlier deadline, if any) and the order, along with payment in federal funds, is received by the Funds before they close for business, your order will be confirmed at that day's net asset value. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time.) Each fund generally values its assets at their market value but may use fair value if market prices are unavailable.

The Select International Equity Fund invests in securities which are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other United States holidays on which the Fund does not price. As a result, the Fund's portfolio will trade and its NAV may fluctuate significantly on days when the investor has no access to the Fund.

You can buy shares on any business day that the Federal Reserve Bank of New York and the New York Stock Exchange are open.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

The Funds will not issue certificates for shares.


Selling Fund shares
Through your financial institution
Tell your financial institution which Funds you want to sell. You must supply the names of the registered shareholders on your account and your account number. Your financial institution is responsible for sending the Funds all necessary documents and may charge you for this service.

You can sell some or all of your shares on any day the Chase Vista Select Funds Service Center is accepting purchase orders. You'll receive the next NAV calculated after the Chase Vista Funds Service Center receives your order in proper form from your financial institution. If the Fund receives your order before the New York Stock Exchange closes regular trading, you will receive that day's net asset value.

The Funds generally send proceeds of the sale in federal funds to your

HOW YOUR ACCOUNT WORKS

financial institution on the business day after the Fund receives your request in proper form.

Under unusual circumstances, the Funds may stop accepting orders to sell shares or postpone payment for more than seven days, as federal securities laws permit.[logo]


Other information concerning the Funds

You may authorize your financial institution to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, your financial institution has a responsibility to take all reasonable precautions to confirm that the instructions are genuine. If your financial institution fails to use such reasonable precautions, it may be liable for any losses due to unauthorized or fraudulent instructions. Investors agree, however, that they will not hold the Funds or their financial institution or any of their agents liable for any losses or expenses arising from any sales request, if reasonable precautions are taken.

Your financial institution may offer other services. These could include special procedures for buying and selling Fund shares, such as pre-authorized or systematic buying and selling plans. Each financial institution may establish its own terms and conditions for these services.

The Trust has agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Shares of each Fund held by investors serviced by the shareholder servicing agent.

Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Vista Fund Distributors, Inc. (VFD), a subsidiary of The BISYS Group, Inc., is the Funds' distributor. VFD is unaffiliated with Chase.[logo]


Distributions and taxes

Each Fund can earn income and it can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Select Short-Term Bond Fund, Select Intermediate Bond Fund and Select Bond Fund declare dividends daily and distribute any net investment income at least monthly. The Select Balanced Fund, Select Equity Income Fund, Select Large Cap Equity Fund and Select Large Cap Growth Fund distribute any net investment income at least monthly.

The Select New Growth Opportunities Fund, Select Small Cap Value Fund and Select International Equity Fund distribute any net investment income at least quarterly. Each Fund distributes net capital gain at least annually. You have three options for your distributions. You may

o  reinvest all of them in additional Fund shares without a sales charge;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If your financial institution does not offer distribution reinvestment or if you don't select an option when you open your account, we'll pay all distributions in cash. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Select International Equity Fund from sources in foreign countries may be subject to foreign taxes withheld at the source. Since it is anticipated that more than 50% of this Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholder the foreign taxes that it paid.

The Select Short-Term Bond Fund, Select Intermediate Bond Fund, Select Bond Fund, Select Balanced Fund and Select Equity Income Fund expect that their distributions will consist primarily of ordinary income. The Select New Growth Opportunities Fund, Select Small Cap Value Fund and Select International Equity Fund expect that their distributions will consist primarily of capital gains.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in the Funds will affect your own tax situation.[logo]

What the terms mean

COLLATERALIZED MORTGAGE
OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: a fee that covers the cost of the distribution system used to sell shares to the public.

DOLLAR-WEIGHTED AVERAGE
MATURITY: The average maturity of the Fund is the average amount of time until the issuers of the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of the debt security in the Fund's portfolio, the more weight it gets in calculating this average.

DURATION: A mathematical calculation of the average life of a bond that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in interest rates. For example, if a bond has an average duration of 4 years, its price will move 4% when interest rates move 1%.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as it's financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.


MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.


OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TECHNICAL ANALYSIS: method which focuses on historical price trends in an attempt to predict future price movements.

VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas.

YIELD CURVE: measure showing relationship among yields of similar bonds with different maturities.[logo]

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods since shares were first offered. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provides selected per share data and ratios for one Share.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

Chase Vista Select Short-Term Bond Fund



                                                Year         Year       1/1/97*
                                               ended        ended       through
                                            10/31/99     10/31/98      10/31/97
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period         $ 10.69      $ 10.65       $ 10.62
--------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                        0.56         0.61          0.57
   Net gains or losses on securities
   (both realized and unrealized)              (0.22)        0.04          0.03
                                             --------     -------       -------
   Total from investment operations             0.34         0.65          0.60
 Less distributions:
   Dividends from net investment income         0.56         0.61          0.57
   Distributions from capital gains             0.04           --            --
                                             --------     --------      -------
   Total distributions                          0.60         0.61          0.57
--------------------------------------------------------------------------------
Net asset value, end of period               $ 10.43      $ 10.69       $ 10.65
--------------------------------------------------------------------------------
TOTAL RETURN                                    3.31%        6.25%         5.82%
================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                $    22      $    25       $    27
--------------------------------------------------------------------------------
Ratio of expenses to
average net assets                              0.07%        0.11%         0.11%#
--------------------------------------------------------------------------------
Ratio of net income
to average net assets                           5.31%        6.01%         6.45%#
--------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                              0.73%        0.88%         0.63%#
--------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets               4.65%        5.24%         5.93%#
--------------------------------------------------------------------------------
Portfolio turnover rate                          316%         382%          406%
--------------------------------------------------------------------------------

*Commencement of operations.
#Short periods have been annualized.

FINANCIAL HIGHLIGHTS

Chase Vista Select Intermediate Bond Fund



                                                Year         Year       1/1/97*
                                               ended        ended       through
                                            10/31/99     10/31/98      10/31/97
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period         $ 10.36      $ 10.19       $ 10.09
--------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                        0.55         0.62          0.55
   Net gains or losses in securities
   (both realized and unrealized)              (0.52)        0.17          0.10
                                             --------     -------       -------
   Total from investment operations             0.03         0.79          0.65
 Less distributions:
   Dividends from net investment income         0.55         0.62          0.55
   Distributions from capital gains             0.15           --            --
                                             --------     --------      -------
   Total distributions                          0.70         0.62          0.55
--------------------------------------------------------------------------------
Net asset value, end of period               $  9.69      $ 10.36       $ 10.19
--------------------------------------------------------------------------------
TOTAL RETURN                                    0.33%        7.98%         6.71%
================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                $   376     $    353        $  319
--------------------------------------------------------------------------------
Ratio of expenses to
average net assets                              0.04%        0.04%         0.06%#
--------------------------------------------------------------------------------
Ratio of net income
to average net assets                           5.55%        6.16%         6.67%#
--------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                              0.50%        0.52%         0.54%#
--------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets               5.09%        5.68%         6.19%#
--------------------------------------------------------------------------------
Portfolio turnover rate                          123%         168%          193%
--------------------------------------------------------------------------------

*Commencement of operations.
#Short periods have been annualized.

Chase Vista Select Bond Fund



                                                  Year         Year       1/1/97*
                                                 ended        ended       through
                                              10/31/99     10/31/98      10/31/97
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------
Net asset value, beginning of period          $ 41.29       $ 41.01       $ 40.34
---------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                         2.36          2.56          2.31
   Net gains or losses on securities
   (both realized and unrealized)               (2.37)         0.76          0.67
                                              -------       -------       -------
   Total from investment operations             (0.01)         3.32          2.98
 Less distributions:
   Dividends from net investment income          2.36          2.55          2.31
   Distributions from capital gains              0.54          0.49            --
                                              -------       -------       -------
   Total distributions                           2.90          3.04          2.31
---------------------------------------------------------------------------------
Net asset value, end of period                $ 38.38       $ 41.29       $ 41.01
---------------------------------------------------------------------------------
TOTAL RETURN                                    (0.01%)        8.44%         7.64%
=================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                 $   620       $   590       $   520
---------------------------------------------------------------------------------
Ratio of expenses to
average net assets                               0.03%         0.03%         0.02%#
---------------------------------------------------------------------------------
Ratio of net income
to average net assets                            5.97%         6.27%         6.89%#
---------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                               0.49%         0.51%         0.49%#
---------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets                5.51%         5.79%         6.42%#
---------------------------------------------------------------------------------
Portfolio turnover rate                           300%          306%          261%
---------------------------------------------------------------------------------

*Commencement of operations.
#Short periods have been annualized.

FINANCIAL HIGHLIGHTS

Chase Vista Select Balanced Fund



                                                Year         Year       1/1/97*
                                               ended        ended       through
                                            10/31/99     10/31/98      10/31/97
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------
Net asset value, beginning of period         $ 33.53      $ 34.08       $ 30.62
---------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                        1.17         1.32          1.17
   Net gains or losses in securities
   (both realized and unrealized)               3.12         3.05          3.46
                                             -------      -------       -------
   Total from investment operations             4.29         4.37          4.63
 Less distributions:
   Dividends from net investment income         1.17         1.31          1.17
   Distributions from capital gains             2.01         3.61            --
                                             -------      -------       -------
   Total distributions                          3.18         4.92          1.17
---------------------------------------------------------------------------------
Net asset value, end of period               $ 34.64      $ 33.53       $ 34.08
---------------------------------------------------------------------------------
TOTAL RETURN                                  13.30%        14.28%        15.36%
=================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                $   159      $   152       $   179
---------------------------------------------------------------------------------
Ratio of expenses to
average net assets                              0.05%        0.03%         0.03%#
---------------------------------------------------------------------------------
Ratio of net income
to average net assets                           3.37%        3.98%         4.29%#
---------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                              0.75%        0.75%         0.72%#
---------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets               2.67%        3.26%         3.60%#
---------------------------------------------------------------------------------
Portfolio turnover rate                           93%          50%          131%
---------------------------------------------------------------------------------

*Commencement of operations.
#Short periods have been annualized.

Chase Vista Select Equity Income Fund(1)



                                                Year         Year       1/1/97*
                                               ended        ended       through
                                            10/31/99     10/31/98      10/31/97
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------
Net asset value, beginning of period         $ 28.89      $ 34.22       $ 28.32
---------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                        0.65         0.85          0.79
   Net gains or losses in securities
   (both realized and unrealized)               1.69         1.50          5.90
                                             -------      -------       -------
   Total from investment operations             2.34         2.35          6.69
 Less distributions:
   Dividends from net investment income         0.67         0.83          0.79
   Distributions from capital gains             3.03         6.85            --
                                             -------      -------       -------
   Total distributions                          3.70         7.68          0.79
---------------------------------------------------------------------------------
Net asset value, end of period               $ 27.53      $ 28.89       $ 34.22
---------------------------------------------------------------------------------
TOTAL RETURN                                    8.18%        7.62%        23.78%
=================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                $   787     $    923       $   955
---------------------------------------------------------------------------------
Ratio of expenses to
average net assets                              0.03%        0.03%         0.03%#
---------------------------------------------------------------------------------
Ratio of net income
to average net assets                           2.25%        2.85%         2.97%#
---------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                              0.58%        0.59%         0.59%#
---------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets               1.70%        2.29%         2.41%#
---------------------------------------------------------------------------------
Portfolio turnover rate                          146%         148%           73%
---------------------------------------------------------------------------------

  *Commencement of operations.
  #Short periods have been annualized.
(1)On November 20, 1998, the Fund underwent a 3 for 1 split of shares. Prior periods have been restated to reflect the split.

FINANCIAL HIGHLIGHTS

Chase Vista Select Large Cap Equity Fund(1)


                                                Year         Year       1/1/97*
                                               ended        ended       through
                                            10/31/99     10/31/98      10/31/97
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------
Net asset value, beginning of period         $ 37.52      $ 46.58       $ 37.22
-------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                        0.52         0.56          0.59
   Net gains or losses in securities
   (both realized and unrealized)               6.56         5.27          9.36
                                             -------      -------       -------
   Total from investment operations             7.08         5.83          9.95
 Less distributions:
   Dividends from net investment income         0.52         0.56          0.59
   Distributions from capital gains             4.77        14.33            --
                                             -------      -------       -------
   Total distributions                          5.29        14.89          0.59
-------------------------------------------------------------------------------
Net asset value, end of period               $ 39.31      $ 37.52       $ 46.58
-------------------------------------------------------------------------------
TOTAL RETURN                                   20.36%       16.58%        26.89%
===============================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                $    222     $    177      $   186
-------------------------------------------------------------------------------
Ratio of expenses to
average net assets                               0.05%        0.03%        0.03%#
-------------------------------------------------------------------------------
Ratio of net income
to average net assets                            1.36%        1.46%        1.66%#
-------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                               0.65%        0.65%        0.58%#
-------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets                0.76%        0.86%        1.11%#
-------------------------------------------------------------------------------
Portfolio turnover rate                           106%          56%          54%
-------------------------------------------------------------------------------

  *Commencement of operations.
  #Short periods have been annualized.
(1)On November 20, 1998, the Fund underwent an 11 for 1 split of shares. Prior periods have been restated to reflect the split.

Chase Vista Select Large Cap Growth Fund(1)


                                                Year         Year       1/1/97*
                                               ended        ended       through
                                            10/31/99     10/31/98      10/31/97
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------
Net asset value, beginning of period         $ 37.36      $ 32.30       $ 26.01
-------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                        0.30         0.34          0.28
   Net gains or losses in securities
   (both realized and unrealized)              13.66         8.23          6.29
                                             -------      -------       -------
   Total from investment operations            13.96         8.57          6.57
 Less distributions:
   Dividends from net investment income         0.30         0.34          0.28
   Distributions from capital gains             3.48         3.17            --
                                             -------      -------       -------
   Total distributions                          3.78         3.51          0.28
-------------------------------------------------------------------------------
Net asset value, end of period               $ 47.54      $ 37.36       $ 32.30
-------------------------------------------------------------------------------
TOTAL RETURN                                   39.78%       29.12%        25.32%
===============================================================================
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                $   901     $    654       $   548
-------------------------------------------------------------------------------
Ratio of expenses to
average net assets                              0.03%        0.02%         0.02%#
-------------------------------------------------------------------------------
Ratio of net income
to average net assets                           0.69%        0.98%         1.12%#
-------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                              0.59%        0.60%         0.60%#
-------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets               0.13%        0.40%         0.54%#
-------------------------------------------------------------------------------
Portfolio turnover rate                           26%          22%           36%
-------------------------------------------------------------------------------

  *Commencement of operations.
  #Short periods have been annualized.
(1)On November 20, 1998, the Fund underwent a 3 for 1 split of shares. Prior periods have been restated to reflect the split.

FINANCIAL HIGHLIGHTS

Chase Vista Select New Growth Opportunities Fund(1)


                                                 Year           Year          1/1/97*
                                                ended          ended          through
                                             10/31/99       10/31/98         10/31/97
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value, beginning of period           $29.63         $32.39          $28.58
----------------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                         0.15           0.14            0.15
   Net gains or losses in securities
   (both realized and unrealized)                8.52          (0.42)           3.80
                                               ------         ------          ------
   Total from investment operations              8.67          (0.28)           3.95
 Less distributions:
   Dividends from net investment income          0.14           0.13            0.14
   Distributions from capital gains              0.61           2.35              --
                                               ------         ------          ------
   Total distributions                           0.75           2.48            0.14
----------------------------------------------------------------------------------------
Net asset value, end of period                $ 37.55        $ 29.63        $  32.39
----------------------------------------------------------------------------------------
TOTAL RETURN                                    29.65%         (0.70%)         13.90%
========================================================================================
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                 $   129        $   112        $    116
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                               0.07%          0.08%           0.08%#
----------------------------------------------------------------------------------------
Ratio of net income
to average net assets                            0.44%          0.43%           0.57%#
----------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                               0.93%          0.94%           0.92%#
----------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets               (0.42%)        (0.43%)         (0.27%)#
----------------------------------------------------------------------------------------
Portfolio turnover rate                           101%            67%             50%
----------------------------------------------------------------------------------------

 *Commencement of operations.
 #Short periods have been annualized.
(1)On November 20, 1998, the Fund underwent a 20 for 1 split of shares. Prior periods have been restated to reflect the split.

Chase Vista Select Small Cap Value Fund



                                                 Year           Year        1/1/97*
                                                ended          ended        through
                                             10/31/99       10/31/98       10/31/97
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of period           $52.73         $60.54         $51.87
--------------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                         0.64           0.74           0.57
   Net gains or losses in securities
   (both realized and unrealized)               (2.50)         (5.72)          8.62
                                               ------         ------         ------
   Total from investment operations             (1.86)         (4.98)          9.19
 Less distributions:
   Dividends from net investment income          0.64           0.75           0.52
   Distributions from capital gains              2.57           2.08             --
                                               ------         ------         ------
   Total distributions                           3.21           2.83           0.52
--------------------------------------------------------------------------------------
Net asset value, end of period                $ 47.66        $ 52.73        $ 60.54
--------------------------------------------------------------------------------------
TOTAL RETURN                                    (4.20%)        (8.53%)        17.80%
======================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                 $   339        $   418        $   488
--------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                               0.04%          0.02%          0.02%#
--------------------------------------------------------------------------------------
Ratio of net income
to average net assets                            1.16%          1.28%          1.26%#
--------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                               0.86%          0.85%          0.85%#
--------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets                0.34%          0.45%          0.43%#
--------------------------------------------------------------------------------------
Portfolio turnover rate                            55%             6%             8%
--------------------------------------------------------------------------------------

*Commencement of operations.
#Short periods have been annualized.

Chase Vista Select International Equity Fund(1)



                                                 Year         Year        1/1/97*
                                                ended        ended        through
                                             10/31/99     10/31/98       10/31/97
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of period           $27.79       $29.45         $28.64
--------------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                         0.33         0.41           0.44
   Net gains or losses in securities
   (both realized and unrealized)                5.94         0.90           0.77
                                               ------       ------         ------
   Total from investment operations              6.27         1.31           1.21
 Less distributions:
   Dividends from net investment income          0.73         1.24           0.40
   Distributions from capital gains                --         1.73             --
                                               ------       ------         ------
   Total distributions                           0.73         2.97           0.40
--------------------------------------------------------------------------------------
Net asset value, end of period                $ 33.33       $ 27.79       $ 29.45
--------------------------------------------------------------------------------------
TOTAL RETURN                                    22.83%        4.80%          4.15%
======================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
Net assets, end of period
(in millions)                                 $   223       $  221        $   254
--------------------------------------------------------------------------------------
Ratio of expenses to
average net assets                               0.06%        0.05%          0.07%#
--------------------------------------------------------------------------------------
Ratio of net income
to average net assets                            1.14%        1.71%          1.66%#
--------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                               1.31%        1.34%          1.27%#
--------------------------------------------------------------------------------------
Ratio of net investment income
without waivers and assumption
of expenses to average net assets               (0.11%)       0.42%          0.46%#
--------------------------------------------------------------------------------------
Portfolio turnover rate                           141%         150%           141%
--------------------------------------------------------------------------------------

 *Commencement of operations.
 #Short periods have been annualized.
(1)On November 20, 1998, the Fund underwent a 6 for 1 split of shares. Prior periods have been restated to reflect the split.

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

HOW TO REACH US

More information

You'll find more information about the Funds in the following documents:
ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.
STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-34-VISTA or writing to:

Chase Vista Fund Service Center
P.O. Box 219392
Kansas City, MO 64121-9392




If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the Internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.


The Fund's Investment Company Act File No. is 811-7843


(C) 2000 The Chase Manhattan Corporation. All Rights Reserved.     February 2000


[CHASE VISTA LOGO]

Chase Vista Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039